Exhibit 10.40

SECOND AMENDMENT

TO, AND CONSENT UNDER, INTERCREDITOR AGREEMENT

THIS SECOND AMENDMENT TO, AND CONSENT UNDER, INTERCREDITOR AGREEMENT (this “Second Amendment”) is made and entered into as of August 1, 2006, by and among WELLS FARGO FOOTHILL, INC., California corporation, as agent under and pursuant to the Senior Credit Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns, the “Senior Agent”), and D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership, as agent under and pursuant to the Junior Credit Agreement (as hereinafter defined) (in such capacity, together with its successors and assigns, the “Junior Agent”).

WITNESSETH:

WHEREAS, Parent, the Borrowers, the Senior Agent, and the lenders party thereto are parties to that certain Credit Agreement dated as of November 5, 2004 (such agreement as in effect on the date hereof, the “Senior Credit Agreement”);

WHEREAS, Parent, the Borrowers, the Junior Agent, and the lenders party thereto are parties to that certain Credit Agreement dated as of November 5, 2004 (such agreement as in effect on the date hereof, the “Junior Credit Agreement”); and

WHEREAS, the Senior Agent and the Junior Agent are parties to that certain Intercreditor Agreement, dated as of November 5, 2004 (as it may be amended, modified, supplemented or amended and restated from time to time, the “Intercreditor Agreement”);

WHEREAS, Borrowers desire to (a) increase the Term Loan Amount under the Senior Credit Agreement from $88,882,824 (the aggregate outstanding principal amount of the Term Loan under the Senior Credit Agreement as of the date hereof immediately prior to the effectiveness of this Second Amendment) to $140,000,000 (the “WFF Term Loan Increase”), (b) increase the Maximum Revolver Amount under the Senior Credit Agreement from $5,000,000 to $10,000,000 (the “WFF Maximum Revolver Amount Increase”), and (c) extend the Maturity Date under the Senior Credit Agreement from the date that is the fifth anniversary of the Second Amendment Effective Date (as defined in the Senior Credit Agreement) to the date that is the fifth anniversary of the First Amendment Effective Date (as defined in the Senior Credit Agreement) (the “WFF Maturity Date Extension”);

WHEREAS, absent a consent from the Junior Agent, the WFF Term Loan Increase, the WFF Maximum Revolver Amount Increase and the WFF Maturity Date Extension would violate Section 6(a) of the Intercreditor Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, (a) the Junior Agent, on behalf of itself and the Junior Lenders, has agreed to (i) consent to the WFF Term Loan Increase, (ii) consent to the WFF Maximum Revolver Amount Increase and (iii) consent to the WFF Maturity Date Extension, and (b) the Senior Agent and the Junior Agent have agreed to amend the Intercreditor Agreement as herein provided.

NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

Section 1. Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Intercreditor Agreement.

Section 2. Consents. Subject to the satisfaction of the terms and conditions set forth herein, the Junior Agent, on behalf of itself and the Junior Lenders, hereby consents to (a) the WFF Term Loan Increase, (b) the WFF Maximum Revolver Amount Increase and (c) the WFF Maturity Date Extension.

Section 3. Amendments to Intercreditor Agreement. The Intercreditor Agreement is hereby amended, effective as of August 1, 2006 (the “Effective Date”), as follows:

3.01 Amendments to Recitals.

(a) The first whereas clause of the Intercreditor Agreement is hereby amended by deleting the amount “$105,000,000” therefrom and inserting “$150,000,000” in lieu thereof.

(b) The second whereas clause of the Intercreditor Agreement is hereby amended by deleting the amount “$65,000,000” therefrom and inserting “$70,000,000” in lieu thereof.

3.02 Amendments to Section 1(b).

(a) The definition of “Maximum Priority Senior Loan Amount” in Section 1(b) of the Intercreditor Agreement is hereby amended by (i) deleting the amount “$115,500,000” therefrom and inserting “$165,000,000” in lieu thereof and (ii) deleting clause (b)(ii) therein in its entirety and inserting the following in lieu thereof: “(ii) the aggregate amount of all principal payments and prepayments of the Term Loan (as defined in the Original Senior Credit Agreement, as amended by the Second Amendment to, and Consent and Waiver Under, Credit Agreement and Security Agreement, dated as of July 28, 2006, by and among the Obligors, the Senior Lenders and the Senior Agent (the “Second Amendment”), or any comparable term in any successor Senior Credit Agreement) actually received by the Senior Lenders after the Second Amendment Effective Date (as defined in the Senior Credit Agreement as in effect on the effective date of the Second Amendment)”.

(b) The definition of “Excluded Junior Indebtedness” in Section 1(b) of the Intercreditor Agreement is hereby amended by deleting the amount “$8,125,000” therefrom and inserting “$8,750,000” in lieu thereof.

Section 4. Miscellaneous.

4.01 Continuing Effect. Except as specifically provided herein, the Intercreditor Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed in all respects.

4.02 No Waiver. This Second Amendment is limited as specified and the execution, delivery and effectiveness of this Second Amendment shall not operate as a modification, acceptance or waiver of any provision of the Intercreditor Agreement, except as specifically set forth herein.

4.03 References.

(a) From and after the Effective Date, the Intercreditor Agreement shall be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Second Amendment.

(b) From and after the Effective Date, (i) all references in the Intercreditor Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Intercreditor Agreement shall mean the Intercreditor Agreement as amended hereby and (ii) all references in the Senior Loan Documents, the Junior Loan Documents, or any other agreement, instrument or document executed and delivered in connection therewith to “WFF and D.B. Zwirn Intercreditor Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Intercreditor Agreement shall mean the Intercreditor Agreement as amended hereby.

4.04 Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.05 Severability. The provisions of this Second Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Second Amendment in any jurisdiction.

4.06 Counterparts. This Second Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Second Amendment by telefacsimile or other electronic transmission shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with the Senior Agent and the Junior Agent.

4.07 Headings. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

4.08 Binding Effect. This Second Amendment shall be binding upon and inure to the benefit of the Senior Agent, the Senior Lenders, the Junior Agent, the Junior Lenders, and their respective successors and assigns.

[Signature page follows]

IN WITNESS WHEREOF, Senior Agent, for and on behalf of itself and the Senior Lenders, and Junior Agent, for and on behalf of itself and the Junior Lenders, have caused this Second Amendment to be duly executed and delivered as of the date first above written.

WELLS FARGO FOOTHILL, INC., a California corporation

By:	/s/ David J. Sanchez
Name:	David J. Sanchez
Title:	Vice President

D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P., a Delaware limited partnership

By:	D.B. Zwirn Partners, LLC, its general partner

By:	Zwirn Holdings, LLC, its managing member

By:	/s/ Perry A. Gruss
Name:	Perry A. Gruss
Title:	Authorized Signatory

[SIGNATURE PAGE OF SECOND AMENDMENT TO INTERCREDITOR AGREEMENT]

ACKNOWLEDGMENT

Each Borrower and each Guarantor hereby acknowledge that they have received a copy of the foregoing Second Amendment and consent thereto, agree to recognize all rights granted thereby to Senior Agent, the Senior Lenders, Junior Agent, and the Junior Lenders and will not do any act or perform any obligation which is not in accordance with the agreements set forth therein. Each Borrower and each Guarantor further acknowledge and agree that they are not an intended beneficiary or third party beneficiary under this Second Amendment.

ACKNOWLEDGED AS OF THE DATE FIRST WRITTEN ABOVE:

MONOTYPE IMAGING HOLDINGS CORP., as Parent

By:	/s/ Robert M. Givens
Name:	Robert M. Givens
Title:	President

MONOTYPE IMAGING, INC., as a Borrower

By:	/s/ Robert M. Givens
Name:	Robert M. Givens
Title:	President

INTERNATIONAL TYPEFACE CORPORATION, as a Borrower

By:	/s/ Robert M. Givens
Name:	Robert M. Givens
Title:	President

[SIGNATURE PAGE OF SECOND AMENDMENT TO INTERCREDITOR AGREEMENT]